UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03870

Morgan Stanley U.S. Government Securities Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31, 2013

Date of reporting period: June 30, 2013

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

Arthur Lev

President and Principal Executive Officer

Mary Ann Picciotto

Chief Compliance Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary E. Mullin

Secretary

Transfer Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2013 Morgan Stanley

USGSAN
706296 EXP [08/31/14]

INVESTMENT MANAGEMENT

Morgan Stanley

U.S. Government

Securities Trust

Semiannual

Report

June 30, 2013

Morgan Stanley U.S. Government Securities Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	7
Expense Example	8
Investment Advisory Agreement Approval	10
Portfolio of Investments	13
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	36
U.S. Privacy Policy	40

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley U.S. Government Securities Trust performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today’s financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended June 30, 2013

Total Return for the 6 Months Ended June 30, 2013

Class A	Class B	Class L (formerly Class C)	Class I	Barclays Capital U.S. Government/ Mortgage Index[1]	Lipper General U.S. Government Funds Index[2]
–2.31%	–2.30%	–2.45%	–2.30%	–2.02%	–2.87%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Because Class B shares incurred lower expenses under the 12b-1 fee Plan than did Class A shares for the fiscal period ended June 30, 2013, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

The Fund’s Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Fund’s Board of Trustees acts to discontinue all or a portion of such waiver when it deems that such action is appropriate.

Market Conditions

Given the weaker-than-expected economic conditions last year, the Federal Open Market Committee (FOMC) had enacted various easing policies, which included another round of asset purchases, known as quantitative easing (QE3), and extending the timeline to keep the target federal funds rate on hold until the unemployment rate falls to an acceptable level. One of the key developments this period was the Federal Reserve’s (Fed) announcement that, conditional on positive economic data, it may start to reduce the pace of asset purchases soon. Asset prices have benefited from extremely easy central bank policies, so any suggestion of a reduction in support resulted in volatility across markets. The Fed’s economic forecasts from its June meeting further fueled anxiety by providing justification for a sooner-rather-than-later first rate hike. Interest rates rose sharply and the short to intermediate part of the yield curve steepened. Yields on 2-, 5-, 10- and 30-year Treasury bonds ended the period 10, 67, 74 and 56 basis points higher, respectively.

Economic growth in the U.S. has remained sluggish as gross domestic product (GDP) growth over the past year has been under 2 percent (as of the most recently reported quarter, March 31, 2013) and inflation has been on the lower side as well. There was some improvement in the labor market as job growth has been strong, especially given the headwinds from fiscal tightening this year. Non-farm payrolls increased by an average of just over 200,000 each month in the first half of the year.

The U.S. housing market appeared to find a bottom. The most recent S&P/Case-Shiller Home Price Index number was up roughly 12 percent from a year prior. The multi-family rental market continued to be strong with low vacancies and increasing rental rates. Additionally, measures comparing renting versus owning a home have converged to long-term averages. Large pools of capital have been deployed to buy foreclosed single-family homes with the intent to rent them. This appears to have been one of the factors leading to the current stabilization of home prices.

Fixed-rate agency mortgages had benefited last year from the Fed’s QE3 program. However, concerns that the Fed’s asset purchase program may soon end led to underperformance in the sector, especially in lower coupon mortgages. Prepayments have continued to run high in 2013 as the government-sponsored refinance program (Home Affordable Refinance Program or HARP) continues to provide a refinancing mechanism for borrowers who would otherwise not be able to do so.

Performance Analysis

All share classes of Morgan Stanley U.S. Government Securities Trust underperformed the Barclays Capital U.S. Government/Mortgage Index (the “Index”) and outperformed the Lipper General U.S. Government Funds Index for the six months ended June 30, 2013, assuming no deduction of applicable sales charges.

An overweight to the agency sector detracted from performance as spreads widened over the period and an allocation to commercial mortgage-backed securities (CMBS) also hurt performance. However, the Fund’s positioning in the agency mortgage sector was beneficial to performance. This was primarily from an allocation to interest only (IO) and inverse interest only (IIO) securities. In addition, the Fund was positioned to be short duration relative to the Index, which contributed to relative performance as yields rose during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION† as of 06/30/13
Agency Fixed Rate Mortgages	33.1%
U.S. Treasury Securities	19.3
Short-Term Investments	11.4
Collateralized Mortgage Obligations – Agency Collateral Series	10.9
Municipal Bonds	5.9
Sovereign	5.4
Asset-Backed Securities	4.0
Commercial Mortgage-Backed Securities	3.8
U.S. Agency Securities	3.5
Agency Bonds – Consumer Discretionary (U.S. Government Guaranteed)	1.4
Agency Adjustable Rate Mortgages	0.8
Mortgages – Other	0.3
Agency Bond – Banking (FDIC Guaranteed)	0.2

† Does not include open long/short futures contracts with an underlying face amount of $58,038,968 with total unrealized depreciation of $1,321,541. Also does not include open swap agreements with total unrealized appreciation of $4,797,736.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition data are as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least 80 percent of its net assets in a portfolio of U.S. government securities. In making investment decisions, the Fund’s “Adviser,” Morgan Stanley Investment Management Inc., considers economic developments, interest rate trends and other factors. The U.S. government securities that the Fund may purchase include: U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government; securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States; securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury; securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality; and securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. The Fund’s investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

For More Information

About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Average Annual Total Returns — Period Ended June 30, 2013

	Class A Shares* (since 07/28/97)		Class B Shares** (since 06/29/84)		Class L Shares† (since 07/28/97)		Class I Shares† † (since 07/28/97)
Symbol	USGAX		USGBX		USGCX		USGDX
1 Year	–0.90%[3]		–0.87%[3]		–1.40%[3]		–0.75%[3]
	–5.11	[4]	–5.71	[4]	–1.40	[4]	—
5 Years	3.46	[3]	3.49	[3]	2.97	[3]	3.71	[3]
	2.56	[4]	3.14	[4]	2.97	[4]	—
10 Years	2.81	[3]	2.87	[3]	2.29	[3]	3.06	[3]
	2.36	[4]	2.87	[4]	2.29	[4]	—
Since Inception	4.30	[3]	6.03	[3]	3.82	[3]	4.55	[3]
	4.02	[4]	6.03	[4]	3.82	[4]	—
Gross Expense Ratio	0.91		0.97		1.16		0.66

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class L, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expenses are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 4.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class B is currently lower than that of Class A. See “Conversion Feature” for Class B shares in “Share Class Arrangements” of the Prospectus for more information.

†	Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to a 1.0% CDSC. The CDSC on Class L shares was eliminated effective February 25, 2013.

††	Class I has no sales charge.

(1)	The Barclays Capital U.S. Government/Mortgage Index includes Treasuries, Government-related issues, and agency mortgage-backed passthrough securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General U.S. Government Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper General U.S. Government Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, administration fees; distribution and shareholder services (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/13 – 06/30/13.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/13	06/30/13	01/01/13 – 06/30/13
Class A
Actual (–2.31% return)	$1,000.00	$976.90	$4.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.28	$4.56
Class B
Actual (–2.30% return)	$1,000.00	$977.00	$4.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.33	$4.51

Expense Example (unaudited)  continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/13	06/30/13	01/01/13 – 06/30/13
Class L@@
Actual (–2.45% return)	$1,000.00	$975.50	$6.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.21
Class I
Actual (–2.30% return)	$1,000.00	$977.00	$3.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.52	$3.31

@	Expenses are equal to the Fund’s annualized expense ratios of 0.91%, 0.90%, 1.24% and 0.66% for Class A, Class B, Class L and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annual expense ratios would have been 0.92%, 0.91%, 1.25% and 0.67% for Class A, Class B, Class L and Class I shares, respectively.

@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the six months ended June 30, 2013, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

The Fund’s Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Fund’s Board of Trustees (the “Trustees”) acts to discontinue all or a portion of such waiver when it deems that such action is appropriate.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee was higher but close to its peer group average and the Fund’s total expense ratio was lower than its peer group average. After discussion, the Board concluded that the Fund’s performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments■June 30, 2013 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Adjustable Rate Mortgages (0.9%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
$1,022		2.817%	11/01/36	$1,091,422
746		2.933	01/01/38	800,161
1,708		2.941	10/01/36	1,829,298
3,536	Federal National Mortgage Association, Conventional Pool	2.342	05/01/35	3,759,968

	Total Agency Adjustable Rate Mortgages (Cost $7,360,579)			7,480,849

	Agency Bond – Banking (FDIC Guaranteed) (0.3%)
2,080	NCUA Guaranteed Notes, Series A2 (Cost $2,077,109)	1.40	06/12/15	2,113,634

	Agency Bonds – Consumer Discretionary (U.S. Government Guaranteed) (1.5%)
7,870	Amal Ltd. (Cayman Islands)	3.465	08/21/21	8,388,335
4,266	Safina Ltd.	2.00	12/30/23	4,203,842

	Total Agency Bonds – Consumer Discretionary (U.S. Government Guaranteed) (Cost $12,136,413)			12,592,177

	Agency Fixed Rate Mortgages (36.0%)
	Federal Home Loan Mortgage Corporation, Gold Pools:
1,862		3.50	08/01/42	1,889,363
16,980		4.00	12/01/41 – 11/01/42	17,781,168
9,640		5.00	10/01/35 – 01/01/40	10,382,935
2,857		5.50	11/01/39	3,094,651
1,928		6.00	07/01/38	2,090,204
252		6.50	03/01/29 – 09/01/32	282,867
819		7.50	05/01/35	979,416
472		8.00	08/01/32	570,424
498		8.50	08/01/31	609,562
	July TBA:
12,240	(a)	3.50	07/01/43	12,400,650
	Federal National Mortgage Association,
	August TBA:
590	(a)	3.50	08/01/43	597,053
	Conventional Pools:
25,084		3.50	12/01/42	25,281,047
22,197		4.00	11/01/41 – 01/01/42	23,163,613
18,895		4.50	01/01/25 – 07/01/41	20,220,293
22,839		5.00	05/01/35 – 02/01/41	25,143,330
20,341		5.50	03/01/35 – 08/01/38	22,172,008
185		6.50	06/01/29 – 02/01/33	212,395
3		7.00	05/01/31	2,922
1,291		7.50	08/01/37	1,544,112
1,016		8.00	04/01/33	1,228,448
911		8.50	10/01/32	1,129,835

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments■June 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	July TBA:
$15,268	(a)	2.50%		07/01/28	$15,360,879
	Government National Mortgage Association,
	July TBA:
41,194	(a)	3.50		07/20/43	42,278,579
	Various Pools:
26,608		3.50		12/15/41 – 02/20/43	27,370,778
6,577		4.00		10/20/41 – 11/20/42	6,923,684
5,146		4.50		04/15/40 – 06/15/40	5,506,313
5,079		6.00		03/15/26 – 09/20/34	5,768,694
1,064		6.50		03/15/14 – 04/15/19	1,119,657
308		7.00		03/20/26 – 07/20/29	356,990
9,802		7.50		11/15/32	11,451,979
2,605		8.00		06/15/16 – 08/15/31	2,821,709
4,167		8.50		07/15/30	4,830,489
2,271		9.00		11/15/15 – 02/15/25	2,343,962
1,638		9.50		02/15/16 – 12/15/20	1,699,865
1,981		10.00		10/15/13 – 11/15/20	2,026,775
18		12.25		09/15/13 – 06/15/15	18,281

	Total Agency Fixed Rate Mortgages (Cost $300,273,375)				300,654,930

	Asset-Backed Securities (4.4%)
1,015	Enterprise Fleet Financing LLC (b)	1.62		05/20/17	1,019,903
1,320	Hyundai Auto Lease Securitization Trust (b)	1.02		08/15/14	1,320,737
932	Mercedes-Benz Auto Receivables Trust	0.85		03/16/15	933,465
349	Nationstar Agency Advance Funding Trust (b)	1.892		02/18/48	336,960
	North Carolina State Education Assistance Authority
2,275		1.076	(c)	07/25/25	2,288,513
3,400		1.176	(c)	01/26/26	3,417,646
4,406	North Texas Higher Education Authority	1.384	(c)	04/01/40	4,481,114
825	Panhandle-Plains Higher Education Authority, Inc.	1.224	(c)	07/01/24	825,964
5,395	PFS Financing Corp., Class A (b)	1.693	(c)	10/17/16	5,438,659
	Small Business Administration Participation Certificates
3,998		2.42		06/01/32	3,898,149
9,221		2.67		04/01/32	9,152,541
3,369	United States Small Business Administration	2.245		09/10/22	3,291,846

	Total Asset-Backed Securities (Cost $36,408,930)				36,405,497

	Collateralized Mortgage Obligations – Agency Collateral Series (11.8%)
	Federal Home Loan Mortgage Corporation
4,019		1.883		05/25/19	3,961,805
2,665		2.086		03/25/19	2,642,530
3,265		2.355		07/25/22	3,082,776
10,125		2.373		05/25/22	9,594,308
4,700		2.682		10/25/22	4,532,957

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments■June 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$5,560		2.699%	05/25/18	$5,768,250
5,595		2.789	01/25/22	5,510,899
3,700		3.154	02/25/18	3,904,462
5,125		3.871	04/25/21	5,447,995
35,394	IO	0.827(c)	01/25/21	1,295,380
25,898	IO PAC REMIC	6.278(c)	06/15/40	4,391,932
12,405	IO REMIC	5.858(c)	04/15/39	2,544,259
4,067	REMIC	3.50	12/15/42	3,918,176
	Federal National Mortgage Association
2,250		0.595	08/25/15	2,248,513
1,720		3.763	06/25/21	1,793,644
27,986	IO	6.197(c)	09/25/20	7,738,915
34,587	IO REMIC	3.50	02/25/39	5,827,469
22,261		6.357(c)	08/25/41	5,520,750
9,388		6.407(c)	09/25/38	1,951,847
2,190	REMIC	9.212(c)(d)	10/25/41	2,225,850
	Government National Mortgage Association, IO
10,930		3.50	05/20/43	2,435,366
2,160		5.00	02/16/41	396,127
24,281		5.808(c)	02/16/41	5,720,743
15,369		5.858(c)	11/16/40	3,149,543
14,759		6.408(c)	04/16/41	3,284,320

	Total Collateralized Mortgage Obligations – Agency Collateral Series (Cost $87,423,933)			98,888,816

	Commercial Mortgage-Backed Securities (4.1%)
1,853	BWAY Mortgage Trust (b)	2.809	03/10/33	1,790,400
1,287	Citigroup Commercial Mortgage Trust (See Note 6)	2.11	01/12/18	1,294,482
	COMM Mortgage Trust
848	(b)	1.873	04/12/35	818,385
2,410		3.213	03/10/46	2,298,548
2,432		3.282	01/10/46	2,291,429
2,730	GS Mortgage Securities Corp. II (b)	1.043(c)	11/08/29	2,719,731
3,664	GS Mortgage Securities Trust	3.135	06/10/46	3,467,489
	JP Morgan Chase Commercial Mortgage Securities Trust
2,095		4.171	08/15/46	2,202,161
3,400	(b)	4.388	07/15/46	3,662,439
2,730	JPMBB Commercial Mortgage Securities Trust	3.664	07/15/45	2,690,142
2,023	Queens Center Mortgage Trust (b)	3.275	01/11/37	1,876,755
	WF-RBS Commercial Mortgage Trust
3,145		3.001	05/15/45	2,936,716
5,645	(b)	4.869(c)	02/15/44	6,191,046

	Total Commercial Mortgage-Backed Securities (Cost $34,972,501)			34,239,723

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments■June 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Mortgages – Other (0.3%)
$2,276	FDIC Guaranteed Notes Trust (b)	0.744(c)%	02/25/48	$2,274,293
384	Wells Fargo Mortgage Backed Securities Trust	4.436(c)	10/25/33	382,683

	Total Mortgages – Other (Cost $2,663,622)			2,656,976

	Municipal Bonds (6.4%)
3,615	Bay Area Toll Authority	6.263	04/01/49	4,271,123
3,875	City of New York, NY, Series G-1	5.968	03/01/36	4,462,489
3,060	City of San Francisco, CA, Public Utilities Commission Water Revenue	6.00	11/01/40	3,522,703
4,500	Florida Hurricane Catastrophe Fund Finance Corp., Series A	1.298	07/01/16	4,464,855
5,980	Los Angeles Unified School District	5.75	07/01/34	6,550,073
1,450	Metropolitan Transportation Authority	6.668	11/15/39	1,746,438
6,245	Missouri Highway & Transportation Commission	5.445	05/01/33	6,974,229
	Municipal Electric Authority of Georgia
1,760		6.637	04/01/57	1,946,190
3,085		6.655	04/01/57	3,349,600
1,360	New Jersey Transportation Trust Fund Authority	6.561	12/15/40	1,581,435
3,625	New York City, NY, Transitional Finance Authority Future Tax Secured Revenue	5.267	05/01/27	3,981,628
3,000	New York State Dormitory Authority	5.628	03/15/39	3,348,690
2,575	Oregon Department of Transportation	5.834	11/15/34	3,065,177
	State of Washington
2,440		5.09	08/01/33	2,703,422
1,580		5.481	08/01/39	1,781,071

	Total Municipal Bonds (Cost $49,024,174)			53,749,123

	Sovereign (5.8%)
29,130	Egypt Government AID Bonds	4.45	09/15/15	31,632,704
14,175	Israel Government AID Bond	5.50	09/18/23	17,182,722

	Total Sovereign (Cost $43,511,968)			48,815,426

	U.S. Agency Securities (3.8%)
	Private Export Funding Corp.
5,300		1.45	08/15/19	5,065,576
6,960		4.30	12/15/21	7,682,267
	Tennessee Valley Authority
6,935		5.25	09/15/39	7,831,848
8,085		7.125	05/01/30	11,177,593

	Total U.S. Agency Securities (Cost $29,632,501)			31,757,284

	U.S. Treasury Securities (21.0%)
	U.S. Treasury Bonds
4,000		3.00	05/15/42	3,647,188
14,128		3.125	11/15/41	13,248,306

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments■June 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	U.S. Treasury Notes
$44,600		0.375%	01/15/16	$44,443,186
25,600		0.875	12/31/16	25,587,994
37,400		1.25	10/31/15	38,092,498
37,350	(e)	1.875	09/30/17	38,464,673
11,120		2.75	02/15/19	11,838,886

	Total U.S. Treasury Securities (Cost $177,778,099)			175,322,731

	Short-Term Investments (12.5%)
	U.S. Treasury Securities (5.4%)
	U.S. Treasury Bills
8,000	(f)	0.079	11/14/13	7,998,072
37,000	(f)	0.109	11/14/13	36,991,083

	Total U.S. Treasury Securities (Cost $44,982,701)			44,989,155

NUMBER OF SHARES (000)
	Investment Company (7.1%)
59,030	Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class (See Note 6) (Cost $59,030,462)			59,030,462

	Total Short-Term Investments (Cost $104,013,163)			104,019,617

	Total Investments (Cost $887,276,367) (g)		108.8%	908,696,783
	Liabilities in Excess of Other Assets		(8.8)	(73,621,680)

	Net Assets		100.0%	$835,075,103

AID	Agency for International Development.
FDIC	Federal Deposit Insurance Corporation.
IO	Interest Only.
PAC	Planned Amortization Class.
REMIC	Real Estate Mortgage Investment Conduit.
TBA	To Be Announced.
(a)	Security is subject to delayed delivery.
(b)	144A security – Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(c)	Variable/Floating Rate Security – Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2013.
(d)	Inverse Floating Rate Security – Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at June 30, 2013.
(e)	All or a portion of this security has been physically segregated in connection with open futures contracts.
(f)	Rate shown is the yield to maturity at June 30, 2013.
(g)	Securities are available for collateral in connection with securities purchased on a forward commitment basis, open futures contracts and swap agreements.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments■June 30, 2013 (unaudited)  continued

Futures Contracts Open at June 30, 2013:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED DEPRECIATION
199	Long	U.S. Treasury Ultra Long Bond, Sep-13	$29,315,187	$(1,122,484)
52	Short	U.S. Treasury 10 yr. Note, Sep-13	(6,581,250)	(16,825)
163	Short	U.S. Treasury Long Bond, Sep-13	(22,142,531)	(182,232)

		Total Unrealized Depreciation		$(1,321,541)

Interest Rate Swap Agreements Open at June 30, 2013:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION
Bank of America	$25,460	3 Month LIBOR	Receive	2.04%	02/13/23	$1,143,791

Deutsche Bank	11,000	3 Month LIBOR	Receive	2.80	05/01/43	1,358,189

Goldman Sachs	18,230	3 Month LIBOR	Receive	2.09	02/15/23	736,695

Goldman Sachs	10,880	3 Month LIBOR	Receive	2.90	05/13/43	1,125,178

Royal Bank of Canada	10,180	3 Month LIBOR	Receive	2.06	02/06/23	433,883

		Total Unrealized Appreciation				$4,797,736

LIBOR	London Interbank Offered Rate.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Assets:
Investments in securities, at value (cost $826,926,375)	$848,371,839
Investments in affiliates, at value (cost $60,349,992)	60,324,944

Total investments in securities, at value (cost $887,276,367)	908,696,783
Unrealized appreciation on open swap agreements	4,797,736
Receivable from Distributor	564,390
Receivable for:
Interest and paydown	4,248,272
Investments sold	1,265,727
Variation margin	207,611
Shares of beneficial interest sold	8,690
Interest and dividends from affiliates	4,042
Prepaid expenses and other assets	44,275

Total Assets	919,837,526

Liabilities:
Due to broker	5,315,000
Payable for:
Investments purchased	75,326,343
Shares of beneficial interest redeemed	2,645,682
Distribution fee	427,210
Transfer agent fee	362,486
Advisory fee	287,607
Dividends to shareholders	111,212
Administration fee	55,944
Accrued expenses and other payables	230,939

Total Liabilities	84,762,423

Net Assets	$835,075,103

Composition of Net Assets:
Paid-in-capital	$1,009,614,123
Net unrealized appreciation	24,896,611
Dividends in excess of net investment income	(1,060,009)
Accumulated net realized loss	(198,375,622)

Net Assets	$835,075,103

Class A Shares:
Net Assets	$69,893,068
Shares Outstanding (unlimited shares authorized, $0.01 par value)	8,013,939
Net Asset Value Per Share	$8.72

Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$9.11

Class B Shares:
Net Assets	$641,773,860
Shares Outstanding (unlimited shares authorized, $0.01 par value)	73,611,378
Net Asset Value Per Share	$8.72

Class L Shares: @@
Net Assets	$23,290,666
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,649,787
Net Asset Value Per Share	$8.79

Class I Shares:
Net Assets	$100,117,509
Shares Outstanding (unlimited shares authorized, $0.01 par value)	11,475,173
Net Asset Value Per Share	$8.72

@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements  continued

Statement of Operations

For the six months ended June 30, 2013 (unaudited)

Net Investment Income:

Income
Interest	$12,433,743
Interest and dividends from affiliates (Note 6)	25,894

Total Income	12,459,637

Expenses
Advisory fee (Note 4)	1,871,489
Distribution fee (Class A shares) (Note 5)	91,893
Distribution fee (Class B shares) (Note 5)	862,252
Distribution fee (Class L shares) (Note 5) @@	73,773
Transfer agent fees and expenses	422,157
Administration fee (Note 4)	356,474
Custodian fees	103,437
Shareholder reports and notices	67,397
Professional fees	62,119
Registration fees	41,668
Trustees’ fees and expenses	19,520
Other	37,322

Total Expenses	4,009,501
Less: plan of distribution fee rebate (Class B shares) (Note 5)	(48,140)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(44,166)

Net Expenses	3,917,195

Net Investment Income	8,542,442

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	41,202
Investments in affiliates (Note 6)	(12,540)
Futures contracts	(651,776)
Swap agreements	2,027,230

Net Realized Gain	1,404,116

Change in Unrealized Appreciation (Depreciation) on:
Investments	(33,632,421)
Investments in affiliates (Note 6)	(25,048)
Futures contracts	(1,787,164)
Swap agreements	5,416,936

Net Change in Unrealized Appreciation (Depreciation)	(30,027,697)

Net Loss	(28,623,581)

Net Decrease	$(20,081,139)

@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements  continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED JUNE 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
	(unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income	$8,542,442	$16,520,783
Net realized gain	1,404,116	11,066,166
Net change in unrealized appreciation (depreciation)	(30,027,697)	11,260,111

Net Increase (Decrease)	(20,081,139)	38,847,060

Dividends to Shareholders from Net Investment Income:
Class A shares	(863,221)	(2,019,478)
Class B shares	(8,013,568)	(19,473,254)
Class L shares @@	(253,788)	(557,458)
Class I shares	(1,401,414)	(3,410,382)

Total Dividends	(10,531,991)	(25,460,572)

Net decrease from transactions in shares of beneficial interest	(75,165,377)	(108,473,533)

Net Decrease	(105,778,507)	(95,087,045)

Net Assets:
Beginning of period	940,853,610	1,035,940,655

End of Period
(Including dividends in excess of net investment income of $(1,060,009) and accumulated undistributed net investment income of $929,540, respectively)	$835,075,103	$940,853,610

@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements■June 30, 2013 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley U.S. Government Securities Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to seek a high level of current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 29, 1983 and commenced operations on June 29, 1984. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class L shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months and six years, respectively. Class L shares and Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class L shares incur distribution expenses.

On February 25, 2013, Class C shares were renamed Class L shares.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security’s fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures,

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements■June 30, 2013 (unaudited)  continued

which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

E. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund’s commitments to purchase such securities. Purchasing securities on a when-

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements■June 30, 2013 (unaudited)  continued

issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements■June 30, 2013 (unaudited)  continued

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$7,480,849	$—	$7,480,849
Agency Bond – Banking (FDIC Guaranteed)	—	2,113,634	—	2,113,634
Agency Bonds – Consumer Discretionary (U.S. Government Guaranteed)	—	12,592,177	—	12,592,177
Agency Fixed Rate Mortgages	—	300,654,930	—	300,654,930
Asset-Backed Securities	—	36,405,497	—	36,405,497
Collateralized Mortgage Obligations – Agency Collateral Series	—	98,888,816	—	98,888,816
Commercial Mortgage-Backed Securities	—	34,239,723	—	34,239,723
Mortgages – Other	—	2,656,976	—	2,656,976
Municipal Bonds	—	53,749,123	—	53,749,123
Sovereign	—	48,815,426	—	48,815,426
U.S. Agency Securities	—	31,757,284	—	31,757,284
U.S. Treasury Securities	—	175,322,731	—	175,322,731
Total Fixed Income Securities	—	804,677,166	—	804,677,166
Short-Term Investments
U.S. Treasury Securities	—	44,989,155	—	44,989,155
Investment Company	59,030,462	—	—	59,030,462
Total Short-Term Investments	59,030,462	44,989,155	—	104,019,617
Interest Rate Swap Agreements	—	4,797,736	—	4,797,736
Total Assets	59,030,462	854,464,057	—	913,494,519
Liabilities:
Futures Contracts	(1,321,541)	—	—	(1,321,541)
Total	$57,708,921	$854,464,057	$—	$912,172,978

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2013, the Fund did not have any investments transfer between investment levels.

3. Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements■June 30, 2013 (unaudited)  continued

correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures    A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

Swaps    An over-the-counter (“OTC”) swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements■June 30, 2013 (unaudited)  continued

calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain OTC swap agreements. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with “Due from (to) broker” in the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall (“ASC 815”), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2013.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Net variation margin	$ —	†	Net variation margin	$(1,321,541	)†
Interest Rate Risk	Unrealized appreciation on open swap agreements	4,797,736		Unrealized depreciation on open swap agreements	—

		$4,797,736			$(1,321,541)

†	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2013 in accordance with ASC 815.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements■June 30, 2013 (unaudited)  continued

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$(651,776)	$2,027,230

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$(1,787,164)	$5,416,936

The following tables present derivatives financial instruments that are subject to enforceable netting arrangements as of June 30, 2013.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN 0)
Bank of America	$1,143,791	$—	$(1,143,791	)(a)	$0
Deutsche Bank AG	1,358,189	—	(1,330,000)		28,189
Goldman Sachs	1,861,873	—	(1,861,873	)(a)	0
Royal Bank of Canada	433,883	—	(433,883	)(a)	0

Total	$4,797,736	$—	$(4,769,547)		$28,189

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
COUNTERPARTY	GROSS LIABILITY DERIVATIVES PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN 0)
Exchange Traded Futures	$1,321,541	†	$—	$—	$1,321,541	†

†	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s net variation margin is reported within the Statement of Assets and Liabilities.
(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

For the six months ended June 30, 2013, the average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$151,481,173

Swap Agreements:
Average monthly notional amount	$140,084,333

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395%

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements■June 30, 2013 (unaudited)  continued

to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.37% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.345% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.32% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.295% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.27% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.245% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.22% to the portion of the daily net assets exceeding $12.5 billion. For the six months ended June 30, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.41% of the Fund’s daily net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of the Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.75% (0.65% on amounts over $10 billion) of the average daily net assets of Class B shares; and (iii) Class L — up to 0.50% of the average daily net assets of Class L shares.

On February 25, 2013, Class C shares were renamed Class L shares. In addition, the Trustees approved an amendment to the Plan of Distribution reducing the distribution and shareholder services (12b-1) fee for the Fund’s Class L shares from 0.75% to 0.50% of the average daily net assets of such Class, effective February 25, 2013.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expenses at June 30, 2013.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements■June 30, 2013 (unaudited)  continued

The Fund’s Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waiver when it deems that such action is appropriate. For the six months ended June 30, 2013, the distribution fee was accrued for Class B at an annual rate of 0.24%.

At June 30, 2013, included in the Statement of Assets and Liabilities, is a receivable from the Fund’s Distributor which represents payments due to be reimbursed to the Fund under the Plan. Because the Plan is what is referred to as a “reimbursement plan”, the Distributor reimburses to the Fund any 12b-1 fees collected in excess of the actual distribution expenses incurred. This receivable represents this excess amount as of June 30, 2013.

In the case of Class A shares and Class L shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.50% of the average daily net assets of Class A shares or Class L shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended June 30, 2013, the distribution fee was accrued for Class A shares and Class L shares at the annual rate of 0.25% and 0.58%, respectively.

The Distributor has informed the Fund that for the six months ended June 30, 2013, it received contingent deferred sales charges from certain redemptions of the Fund’s Class B shares and Class L shares of $95,590 and $15, respectively, and received $5,707 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended June 30, 2013, aggregated $1,057,519,130 and $1,143,132,688, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $1,015,182,135 and $1,124,255,133, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2013, advisory fees paid were reduced by $44,166 relating to the Fund’s investment in the Liquidity Funds.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements■June 30, 2013 (unaudited)  continued

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended June 30, 2013 is as follows:

VALUE DECEMBER 31, 2012	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE JUNE 30, 2013
$49,862,648	$179,476,406	$170,308,592	$15,053	$59,030,462

The Fund had the following transactions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed to be affiliates of the Adviser, Administrator and Distributor for the six months ended June 30, 2013:

VALUE DECEMBER 31, 2012	PURCHASES AT COST	SALES	REALIZED GAIN	INTEREST INCOME	VALUE JUNE 30, 2013
—	$3,121,483	$1,779,557	$(12,540)	$10,841	$1,294,482

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, was the Fund’s transfer agent. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2013, included in “Trustees’ fees and expenses” in the Statement of Operations amounted to $3,423. At June 30, 2013, the Fund had an accrued pension liability of $89,669, which is included in “Accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Trustee to defer payment of all, or a portion, of the fees they receive for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements■June 30, 2013 (unaudited)  continued

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED JUNE 30, 2013		FOR THE YEAR ENDED DECEMBER 31, 2012
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	343,294	$3,073,901	1,080,316	$9,712,688
Reinvestment of dividends	93,817	837,472	219,953	1,981,449
Redeemed	(1,035,277)	(9,245,246)	(2,432,174)	(21,902,601)

Net decrease – Class A	(598,166)	(5,333,873)	(1,131,905)	(10,208,464)

CLASS B SHARES
Sold	206,056	1,850,943	2,024,866	18,242,061
Reinvestment of dividends	837,852	7,478,404	2,038,486	18,370,080
Redeemed	(7,348,993)	(65,675,436)	(13,055,013)	(117,595,722)

Net decrease – Class B	(6,305,085)	(56,346,089)	(8,991,661)	(80,983,581)

CLASS L SHARES @@
Sold	77,383	695,894	241,128	2,187,806
Reinvestment of dividends	27,266	245,296	60,078	545,641
Redeemed	(402,922)	(3,617,659)	(519,622)	(4,716,427)

Net decrease – Class L	(298,273)	(2,676,469)	(218,416)	(1,982,980)

CLASS I SHARES
Sold	64,220	574,776	238,639	2,151,199
Reinvestment of dividends	144,374	1,289,048	350,142	3,157,221
Redeemed	(1,419,679)	(12,672,770)	(2,286,549)	(20,606,928)

Net decrease – Class I	(1,211,085)	(10,808,946)	(1,697,768)	(15,298,508)

Net decrease in Fund	(8,412,609)	$(75,165,377)	(12,039,750)	$(108,473,533)

@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

Effective February 25, 2013, the Trustees approved the suspension of the continuous offering of Class B shares to new and existing shareholders.

8. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities.

An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements■June 30, 2013 (unaudited)  continued

higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency (“FHFA”) serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

9. Federal Income Tax Status

It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in ‘‘Other Expenses” in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements■June 30, 2013 (unaudited)  continued

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2012 and 2011 was as follows:

2012 DISTRIBUTIONS PAID FROM:		2011 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$25,460,572	—	$37,085,434	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily attributable to losses on paydowns and tax adjustments on swaps and debt securities sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2012:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$9,598,226	$(9,598,226)	—

At December 31, 2012, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$1,046,564	—

At June 30, 2013, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $33,450,436 and the aggregate gross unrealized depreciation is $12,030,020 resulting in net unrealized appreciation of $21,420,416.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements■June 30, 2013 (unaudited)  continued

At December 31, 2012, the Fund had available for Federal income tax purposes unused long term capital losses of $1,731,971 that do not have an expiration date.

In addition, at December 31, 2012, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$26,841,777	December 31, 2013
19,174,691	December 31, 2014
1,846,147	December 31, 2015
126,653,201	December 31, 2016
19,682,287	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Morgan Stanley U.S. Government Securities Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED JUNE 30, 2013		FOR THE YEAR ENDED DECEMBER 31,
			2012		2011		2010^		2009^		2008^
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.03		$8.91		$8.57		$8.41		$8.53		$9.09

Income (loss) from investment operations:
Net investment income	0.08		0.13		0.21		0.21		0.21		0.28
Net realized and unrealized gain (loss)	(0.29)		0.21		0.43		0.21		(0.08)		(0.49)

Total income (loss) from investment operations	(0.21)		0.34		0.64		0.42		0.13		(0.21)

Less dividends from net investment income	(0.10)		(0.22)		(0.30)		(0.26)		(0.25)		(0.35)

Net asset value, end of period	$8.72		$9.03		$8.91		$8.57		$8.41		$8.53

Total Return(1)	(2.31	)%(5)	3.86%		7.54%		5.03%		1.42%		(2.17)%

Ratios to Average Net Assets(2):
Net expenses	0.91	%(3)(6)	0.90	%(3)	0.91	%(3)	0.88	%(3)	0.91	%(3)	0.88	%(3)
Net investment income	1.89	%(3)(6)	1.64	%(3)	2.45	%(3)	2.49	%(3)	2.63	%(3)	3.53	%(3)
Rebate from Morgan Stanley affiliate	0.01	%(6)	0.01%		0.00	%(4)	0.00	%(4)	0.01%		0.01%

Supplemental Data:
Net assets, end of period, in thousands	$69,893		$77,789		$86,792		$103,103		$132,472		$163,006
Portfolio turnover rate	121	%(5)	257%		161%		228%		375%		313%

^	Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	Amount is less than 0.005%.
(5)	Not annualized.
(6)	Annualized.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights  continued

	FOR THE SIX MONTHS ENDED JUNE 30, 2013		FOR THE YEAR ENDED DECEMBER 31,
			2012		2011		2010^		2009^		2008^
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.03		$8.91		$8.57		$8.41		$8.54		$9.10

Income (loss) from investment operations:
Net investment income	0.08		0.14		0.21		0.21		0.21		0.29
Net realized and unrealized gain (loss)	(0.29)		0.21		0.43		0.21		(0.09)		(0.50)

Total income (loss) from investment operations	(0.21)		0.35		0.64		0.42		0.12		(0.21)

Less dividends from net investment income	(0.10)		(0.23)		(0.30)		(0.26)		(0.25)		(0.35)

Net asset value, end of period	$8.72		$9.03		$8.91		$8.57		$8.41		$8.54

Total Return(1)	(2.30	)%(6)	3.96%		7.55%		5.05%		1.43%		(2.24)%

Ratios to Average Net Assets(2):
Net expenses	0.90	%(3)(4)(7)	0.89	%(3)(4)	0.90	%(3)(4)	0.87	%(3)(4)	0.90	%(3)(4)	0.86	%(3)
Net investment income	1.90	%(3)(4)(7)	1.65	%(3)(4)	2.46	%(3)(4)	2.50	%(3)(4)	2.64	%(3)(4)	3.55	%(3)
Rebate from Morgan Stanley affiliate	0.01	%(7)	0.01%		0.00	%(5)	0.00	%(5)	0.01%		0.01%

Supplemental Data:
Net assets, end of period, in thousands	$641,774		$721,596		$792,405		$881,596		$1,012,509		$1,202,969
Portfolio turnover rate	121	%(6)	257%		161%		228%		375%		313%

^	Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	If the Distributor had not rebated a portion of its fee to the Fund, the expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31,2012	0.97	1.57
December 31, 2011	0.94	2.42
December 31, 2010	0.92	2.45
December 31, 2009	0.94	2.60

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights  continued

	FOR THE SIX MONTHS ENDED JUNE 30, 2013		FOR THE YEAR ENDED DECEMBER 31,
			2012		2011		2010^		2009^		2008^
	(unaudited)
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.10		$8.98		$8.64		$8.48		$8.61		$9.17

Income (loss) from investment operations:
Net investment income	0.07		0.09		0.16		0.17		0.17		0.24
Net realized and unrealized gain (loss)	(0.29)		0.21		0.43		0.21		(0.09)		(0.49)

Total income (loss) from investment operations	(0.22)		0.30		0.59		0.38		0.08		(0.25)

Less dividends from net investment income	(0.09)		(0.18)		(0.25)		(0.22)		(0.21)		(0.31)

Net asset value, end of period	$8.79		$9.10		$8.98		$8.64		$8.48		$8.61

Total Return(1)	(2.45	)%(5)	3.39%		6.98%		4.50%		0.93%		(2.72)%

Ratios to Average Net Assets(2):
Net expenses	1.24	%(3)(6)	1.40	%(3)	1.41	%(3)	1.38	%(3)	1.41	%(3)	1.38	%(3)
Net investment income	1.56	%(3)(6)	1.14	%(3)	1.95	%(3)	1.99	%(3)	2.13	%(3)	3.03	%(3)
Rebate from Morgan Stanley affiliate	0.01	%(6)	0.01%		0.00	%(4)	0.00	%(4)	0.01%		0.01%

Supplemental Data:
Net assets, end of period, in thousands	$23,291		$26,838		$28,448		$32,913		$37,048		$40,707
Portfolio turnover rate	121	%(5)	257%		161%		228%		375%		313%

^	Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period. Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to a 1.0% contingent deferred sales charge. The contingent deferred sales charge on Class L shares was eliminated effective February 25, 2013.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	Amount is less than 0.005%.
(5)	Not annualized.
(6)	Annualized.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights  continued

	FOR THE SIX MONTHS ENDED JUNE 30, 2013		FOR THE YEAR ENDED DECEMBER 31,
			2012		2011		2010^		2009^		2008^
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.04		$8.92		$8.58		$8.42		$8.54		$9.10

Income (loss) from investment operations:
Net investment income	0.09		0.16		0.23		0.23		0.23		0.31
Net realized and unrealized gain (loss)	(0.30)		0.21		0.43		0.21		(0.08)		(0.50)

Total income (loss) from investment operations	(0.21)		0.37		0.66		0.44		0.15		(0.19)

Less dividends from net investment income	(0.11)		(0.25)		(0.32)		(0.28)		(0.27)		(0.37)

Net asset value, end of period	$8.72		$9.04		$8.92		$8.58		$8.42		$8.54

Total Return(1)	(2.30	)%(5)	4.21%		7.80%		5.30%		1.67%		(1.92)%

Ratios to Average Net Assets(2):
Net expenses	0.66	%(3)(6)	0.65	%(3)	0.66	%(3)	0.63	%(3)	0.66	%(3)	0.63	%(3)
Net investment income	2.14	%(3)(6)	1.89	%(3)	2.70	%(3)	2.74	%(3)	2.88	%(3)	3.78	%(3)
Rebate from Morgan Stanley affiliate	0.01	%(6)	0.01%		0.00	%(4)	0.00	%(4)	0.01%		0.01%

Supplemental Data:
Net assets, end of period, in thousands	$100,118		$114,630		$128,294		$151,694		$177,120		$239,673
Portfolio turnover rate	121	%(5)	257%		161%		228%		375%		313%

^	Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	Amount is less than 0.005%.
(5)	Not annualized.
(6)	Annualized.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds (“us”, “our”, “we”).

We are required by federal law to provide you with notice of our U.S. privacy policy (“Policy”). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as “personal information.” We also use the term “affiliated company” in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley U.S. Government Securities Trust

U.S. Privacy Policy (unaudited)  continued

1.  What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•

We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies.    We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.    We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

Morgan Stanley U.S. Government Securities Trust

U.S. Privacy Policy (unaudited)  continued

3.  How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6.  How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies’ use of personal information for marketing purposes, as described in this notice, you may do so by:

•	Calling us at (800) 548-7786

Monday-Friday between 8a.m. and 5p.m. (EST)

Morgan Stanley U.S. Government Securities Trust

U.S. Privacy Policy (unaudited)  continued

•	Writing to us at the following address:

Boston Financial Data Services, Inc

c/o Privacy Coordinator

P.O. Box 219804

Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Morgan Stanley U.S. Government Securities Trust

U.S. Privacy Policy (unaudited)  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley U.S. Government Securities Trust

/s/ John Gernon

John Gernon

Principal Executive Officer

August 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John Gernon

John Gernon

Principal Executive Officer

August 15, 2013

/s/ Francis Smith

Francis Smith

Principal Financial Officer

August 15, 2013

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